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                                                                   Exhibit 10.24


                                     STORAGE EQUITIES, INC.
                                     1994 STOCK OPTION PLAN


           Storage Equities, Inc., a California corporation (the "Company") sets forth herein the terms of this 1994 Stock Option Plan (the "Plan") as follows:

           1.      PURPOSE

           The Plan is intended to enhance the Company's ability to attract and retain highly qualified persons to advance the interests of the Company by providing eligible persons (as designated pursuant to Section 6 below) with stronger incentives to continue to serve the Company and its affiliates (as defined herein) and to expend maximum effort to improve the business results and earnings of the Company, by presenting an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Company. To this end, the Plan provides for the grant of stock options, in accordance with the terms hereof. Each Option (as defined herein) granted under the Plan is intended to be a non-qualified stock option, and shall not be an Incentive Stock Option (as defined herein), except as otherwise specifically provided in the related Stock Option Agreement entered into hereunder and as further provided in Section 7 below.

           2.      DEFINITIONS

           For purposes of interpreting the Plan and related documents (including Stock Option Agreements), the following definitions shall apply:

           2.1 "Adviser" means Public Storage Advisers, Inc., a California corporation, which acts as the adviser to the Company with respect to investments, and administers the day-to-day operations of the Company, subject to the supervision of the Board (as defined herein.)

           2.2 "affiliate" of, or person "affiliated" with, a person means any company or other trade or business that is controlled by or under common control with such person, or an affiliate of such person, within the meaning of Rule 405 of Regulation C under the 1933 Act (as defined herein).

           2.3     "Benefit Arrangement" shall have the meaning set forth in
    Section 13 hereof.

           2.4     "Board" means the Board of Directors of the Company.

           2.5 "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

           2.6 "Committee" means a Committee of, and designated from time to time by resolution of, the Board, which must consist of no fewer than two members of the Board, none of whom shall be an officer or other salaried employee of the Company or any affiliate, and each of whom shall qualify in all respects as a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act (as defined herein). Commencing on the Effective Date, and until such time as the Board shall determine otherwise, the Committee shall be the Audit Committee of the Board.

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           2.7     "Company" means Storage Equities, Inc.

           2.8 "Effective Date" means the date of adoption of the Plan by the Board, as more fully set forth in Section 5 hereof.

           2.9 "Exchange Act" means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

           2.10 "Fair Market Value" means the value of each share of Stock subject to the Plan determined as follows: if on the Grant Date or other determination date the shares of Stock are listed on an established national or regional stock exchange, are admitted to quotation on the Nasdaq National Market, or are publicly traded on an established securities market, the Fair Market Value of the shares of Stock shall be the closing price of the shares of Stock on such exchange or in such market (the highest such closing price if there is more than one such exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of the shares of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the shares of Stock are not listed on such an exchange, quoted on such System or traded on such a market, Fair Market Value shall be determined by the Board or the Committee in good faith.

           2.11    "Grant" means an award of one or more Options under the Plan.

           2.12 "Grant Date" means (a) for Grants other than to Outside Directors, the later of (i) the date as of which the Committee approves the Grant of one or more Options or (ii) the date as of which the Optionee and the Company or Service Provider enter into the relationship resulting in the Optionee being eligible for such grants, and (b) for Grants to Outside Directors, the Grant Date shall be as set forth in Section 6.1(c) hereof.

           2.13 "Incentive Stock Option" means an "incentive stock option" within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

           2.14 "1933 Act" means the Securities Act of 1933, as now in effect or as hereafter amended.

           2.15 "Option" means an option to purchase one or more shares of Stock pursuant to the Plan.

           2.16    "Optionee" means a person who holds an Option under the Plan.

           2.17 "Option Period" means the period during which Options may be exercised as defined in Section 10 hereof.

           2.18 "Option Price" means the purchase price for each share of Stock subject to an Option.

           2.19 "Other Agreement" shall have the meaning set forth in Section 13 hereof.

           2.20 "Outside Director" means a member of the Board who is not an officer or employee of the Company.

           2.21 "Plan" means the Storage Equities, Inc. 1994 Stock Option Plan, which, with respect to authorized Grants of Options to Outside Directors, is intended to constitute a "formula plan" within the meaning, and meeting the conditions of, Rule 16b-3 under the Exchange Act.

           2.22 "Reporting Person" means a person who is required to file reports under Section 16(a) of the Exchange Act.

           2.23 "Service Provider" means a consultant or adviser to the Company (including, without limitation, the Adviser), a manager of the Company's properties or affairs (including, without limitation, Public Storage Management, Inc.), or other similar service provider or affiliate of the Company, and employees of any of the foregoing, as such persons may be designated from time to time by the Committee pursuant to Section 6 hereof.

           2.24 "Stock" means the shares of common stock, par value $0.10 per share, of the Company.

           2.25 "Stock Option Agreement" means the written agreement between the Company and an Optionee that evidences and sets out the terms and conditions of a Grant of one or more Options hereunder.

           2.26 "Subsidiary" means any "subsidiary corporation" of the Company within the meaning of Section 425(f) of the Code.

           2.27 "Termination Date" shall be the date upon which an Option shall terminate or expire, as defined in Section 10.2 hereof.

           3.      ADMINISTRATION OF THE PLAN

           3.1     General.  The Plan shall be administered by the Committee.
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    The Board may remove members, add members, and fill vacancies on the
    Committee from time to time, all in accordance with the Company's articles of incorporation and by-laws, and with applicable law; provided however,
                                                           ----------------
    that at all times, each member of the Committee shall qualify in all respects as a "disinterested person" within the meaning of Rule 16b-3 under the Exchange Act.

           3.2     (a)     Action by Committee.   Subject to clause (c) hereof,
                           -------------------
    the Committee shall have such powers and authorities related to the administration of the Plan as are consistent with the Company's articles of incorporation and by-laws and applicable law. The Committee shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant awarded hereunder, or any Stock Option Agreement entered into hereunder, and shall have the full power and authority to take all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan that the Committee deems to be necessary or appropriate to the administration of the Plan, any Grant awarded hereunder, or any Stock Option Agreement entered into hereunder. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Committee present at a meeting or by unanimous consent of the Committee executed in writing in accordance with the Company's articles of incorporation and by-laws, and with applicable law. The interpretation and construction by the Committee of any provision of the Plan, any Grant made hereunder, or any Stock Option Agreement entered into hereunder shall be final and conclusive.

              (b) Grants of Options.  Subject to the terms and conditions of the
                  -----------------
    Plan, the Committee may, at any time and from time to time, grant to such eligible persons as the Committee may determine, Options to purchase such number of shares of Stock on such terms and conditions as the Committee may determine, including any terms or conditions which may be necessary to qualify such Options as Incentive Stock Options. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom.

              (c) Grants to Outside Directors.  With respect to Grants to
                  ----------------------------
    Outside Directors awarded pursuant to Section 6.1(c) hereof, the Committee's responsibilities under the Plan shall be limited to taking all legal actions necessary to document the Options so granted, to maintain appropriate records and reports regarding those Options, and to take all acts authorized by this Plan or otherwise reasonably necessary to effect the purposes hereof.

           3.3     No Liability.  No member of the Board or of the Committee
                   ------------
    shall be liable for any action or determination made in good faith with respect to the Plan or any Grant awarded or Stock Option Agreement entered into hereunder.

           3.4     Applicability of Rule 16b-3.  Those provisions of the Plan
                   ---------------------------
    that make express reference to Rule 16b-3 under the Exchange Act shall apply only to Reporting Persons.

           4.      STOCK SUBJECT TO THE PLAN

           Subject to adjustments made pursuant to Section 16 hereof, the maximum number of shares of Stock which may be issued pursuant to the Plan shall not exceed 1,150,000. If any Option expires, terminates or is canceled for any reason before it is exercised in full, the shares of Stock that were subject to the unexercised portion of the Option shall be available for future Options granted under the Plan.

           5.      EFFECTIVE DATE AND TERM OF THE PLAN

           5.1     Effective Date.  The Plan shall be effective as of the date
                   --------------
    of adoption by the Board, subject to approval of the Plan within one year of such Effective Date, by an affirmative vote of the holders of a majority of the Shares voting, provided that the total votes cast represent a majority of all Shares entitled to vote. Upon approval of the Plan by the shareholders of the Company as set forth above, however, all Grants made under the Plan on or after the Effective Date shall be fully effective as if the shareholders of the Company had approved the Plan on the Plan's Effective Date. If the shareholders fail to approve the Plan within one year after such Effective Date, any Grants made hereunder shall be null and void and of no effect.

           5.2     Term.  The Plan has no termination date, provided, however,
                   ----                                     -----------------
    that no Incentive Stock Option may be granted on or after the tenth anniversary of the Effective Date.

           6.      ELIGIBLE PERSONS; GRANT OF OPTIONS

           6.1     Subject in each case to Section 6.2 hereof:

              (a) Company or Subsidiary Employees.  Grants of Options (including
                  -------------------------------
    Incentive Stock Options) may be made under the Plan to any employee of the Company or any Subsidiary (including any such individual who is an officer or director of the Company or any Subsidiary) as the Committee shall determine and designate from time to time.

              (b) Service Providers.  Grants of Options (which, with respect to
                  -----------------
    Service Providers who are not employees of Subsidiaries of the Company, shall not be Incentive Stock Options) may be made under the Plan to any Service Provider whose participation in the Plan is determined by the Committee to be in the best interests of the Company and is so designated by the Committee.

              (c) Outside Directors.  (i)  Commencing on the Effective Date of
                  -----------------
    the Plan, each new Outside Director shall, upon the date of his or her initial election by the Board or the shareholders of the Company to serve as an Outside Director, automatically be awarded a Grant of Options, which shall not be Incentive Stock Options, to purchase 15,000 shares of Stock (which amount shall be subject to adjustment as provided in Section 16 hereof).

              (ii) Commencing with the first Annual Meeting of Shareholders of the Company held after the Effective Date, on the date of such Annual Meeting of Shareholders, each Outside Director then duly elected and serving shall automatically be awarded a Grant of Options, which shall not be Incentive Stock Options, to purchase 2,500 shares of Stock (which amount shall be subject to adjustment as provided in Section 16 hereof); provided,
                                                                      ---------
    however, that no Outside Director shall be eligible to receive a Grant of
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    Options under this Section 6.1(c)(ii) unless such person has attended, in person or by telephone, at least seventy-five percent of the meetings held by the Board during the immediately preceding calendar year.

              (d) Successive Grants.  An eligible person may receive more than
                  -----------------
    one Grant, subject to such restrictions as are provided herein.

           6.2     Ineligible Persons.  Notwithstanding any of the foregoing
                   ------------------
    provisions, no Grants may be made under the Plan to B. Wayne Hughes.

           7.      LIMITATIONS ON OPTIONS

           7.1     Limitation on Shares of Stock Subject to Options.  The
                   -------------------------------------------------
    maximum number of shares of Stock subject to Options that can be awarded under the Plan to any person eligible for a Grant under Section 6, is 575,000 during the first ten years after the Effective Date of the Plan and 57,500 per year thereafter.

           7.2     Limitations on Incentive Stock Options.  An Option shall
                   ---------------------------------------
    constitute an Incentive Stock Option only (i) if the Optionee is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Stock Option Agreement entered into hereunder; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year (under the Plan and all other plans of the Optionee's employer and its parent and Subsidiary) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted.

           8.      OPTION PRICE

           The Option Price shall be fixed by the Committee and stated in each Stock Option Agreement. The Option Price shall be the Fair Market Value of the shares of Stock on the Grant Date of the Option; provided, however, that
                                                         --------  -------
    in the event an Optionee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), the Option Price of an Option that is intended to be an Incentive Stock Option shall be not less than the greater of par value or 110 percent of the Fair Market Value of a share of Stock at the time such Option is granted.
    In no case shall the Option Price be less than the par value of a share of Stock.

           9.      STOCK OPTION AGREEMENT

           Each Grant of Options pursuant to the Plan shall be evidenced by a Stock Option Agreement, to be executed by the Company and by the Optionee, in such form or forms as the Committee shall from time to time determine. Stock Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that each
                                                   --------  -------
    Stock Option Agreement shall specify whether the Options granted thereunder are intended to be non-qualified stock options or Incentive Stock Options and that all such Stock Option Agreements shall comply with all terms of the Plan.

           10.     VESTING, TERM AND EXERCISE OF OPTIONS

           10.1    Vesting and Option Period.  For each Grant, Options shall
                   -------------------------
    become exercisable in accordance with the following schedule: (i) prior to the first anniversary of the Grant Date, no Options shall be exercisable;
    (ii) commencing on the first anniversary and up to (but not including) the second anniversary of the Grant Date, one-third of the Options shall be exercisable; (iii) commencing on the second anniversary and up to (but not including) the third anniversary of the Grant Date, two-thirds of the Options shall be exercisable and (iv) commencing on the third anniversary of the Grant Date, and up to (but not including) the Termination Date, as defined in Section 10.2 hereof, all of the Options shall be exercisable.
    For purposes of this Section 10.1, fractional numbers of Options shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable in accordance with the foregoing schedule shall constitute the "Option Period" with respect to such Option.

           10.2    Term.  Each Option granted under the Plan shall terminate and
                   ----
    all rights to purchase shares of Stock thereunder shall cease upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as may be fixed by the Committee and stated in the Stock Option Agreement relating to such Option (the "Termination Date"); provided, however, that in the event the Optionee
                              --------  -------
    would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to stock ownership of more than ten percent), an Option granted to such Optionee that is intended to be an Incentive Stock Option shall in no event be exercisable after the expiration of five years from the date it is granted.

           10.3    Acceleration.  Any limitation on the exercise of an Option
                   ------------
    contained in any Stock Option Agreement may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provisions of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the shareholders of the Company as provided above.

           10.4    Termination of Employment or Other Relationship.  Upon the
                   -----------------------------------------------
    termination (i) of the employment of an Optionee with the Company or a Service Provider; (ii) of a Service Provider's relationship with the Company; or (iii) of an Outside Director's service to the Company, other than, in the case of individuals, by reason of the death or "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code), at the close of business on the thirtieth day following such termination, any Option granted to an Optionee pursuant to the Plan that (i) has not vested in accordance with the provisions of Section 10.1 hereof or (ii) has vested in accordance with the provisions of Section 10.1 hereof, but has not been exercised, shall terminate, and such Optionee shall have no further right to purchase shares pursuant to such Option. Whether a leave of absence or leave on military or government service shall constitute a termination of employment for purposes of the Plan, shall be determined by the Committee, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment with the Company or a Service Provider shall not be deemed to occur if the Optionee is immediately thereafter employed with the Company or any other Service Provider, or engaged as an Outside Director of the Company. Whether a termination of a Service Provider's or an Outside Director's relationship with the Company shall have occurred shall be determined by the Committee, which determination shall be final and conclusive.

           10.5    Rights in the Event of Death.  If an Optionee dies while
                   ----------------------------
    employed by the Company or a Service Provider, or while a Service Provider or an Outside Director, all Options granted to such Optionee shall fully vest on the date of death, and the executors or administrators or legatees or distributees of such Optionee's estate shall have the right, at any time within one year after the date of such Optionee's death and prior to termination of the Option pursuant to Section 10.2 above, to exercise any Option held by such Optionee at the date of such Optionee's death, whether or not such Option was exercisable immediately prior to such Optionee's death.

           10.6    Rights in the Event of Disability.  If an Optionee terminates
                   ---------------------------------
    employment with the Company or a Service Provider, or ceases to provide services to the Company (if the Optionee is a Service Provider who is an individual or is an Outside Director), by reason of the "permanent and total disability" (within the meaning of Section 22(e)(3) of the Code) of such Optionee, then such Optionee shall have the right, at any time within one year after such termination of employment or service and prior to termination of the Option pursuant to Section 10.2 above, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination of employment or service, whether or not such Option was exercisable immediately prior to such termination of employment or service. Whether a termination of employment is to be considered by reason of "permanent and total disability" for purposes of this Plan shall be determined by the Committee, which determination shall be final and conclusive.

           10.7    Limitations on Exercise of Option.  Notwithstanding the
                   ---------------------------------
    foregoing Sections, in no event may Options be exercised, in whole or in part, prior to the date the Plan is approved by the shareholders of the Company as provided herein, or after ten years following the date upon which the Option is granted, as set forth in Section 2 above, or after the occurrence of an event referred to in Section 16.3 below which results in termination of the Option. In no event may the Option be exercised for a fractional share.

           10.8    Method of Exercise.  An Option that is exercisable hereunder
                   ------------------
    may be exercised by the Optionee's delivery to the Company of written notice of the exercise and the number of shares of Stock for which the Option is being exercised. Such delivery shall occur on any business day, at the Company's principal office, addressed to the attention of the Committee. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Stock Option Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) through the tender to the Company of shares of Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) by a combination of the methods described in
    (i) and (ii). The Committee may provide, by inclusion of appropriate language in a Stock Option Agreement, that payment in full of the Option Price need not accompany the written notice of exercise provided the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Stock Option Agreement, an individual holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock ) until the shares of Stock covered thereby are fully paid and issued to him. Except as provided in Section 16 below, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

           10.9    Transfer of Shares of Stock to Optionees.  Promptly after the
                   ----------------------------------------
    exercise of an Option by an Optionee, and the payment in full of the Option Price of the shares of Stock covered thereby, such Optionee shall be entitled to the issuance of a Stock certificate or certificates evidencing his or her ownership of such shares of Stock.

           11.     NON-TRANSFERABILITY OF OPTIONS

           Each Option granted pursuant to this Plan shall, during an Optionee's lifetime, be exercisable only by the Optionee, and neither the Option nor any right thereunder shall be transferable by the Optionee by operation of law or otherwise other than by will or the laws of descent and distribution and shall not be pledged or hypothecated (by operation of law or otherwise) or subject to execution, attachment or similar processes.

           12.     USE OF PROCEEDS

           Cash proceeds realized from the sale of shares of Stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

           13.     PARACHUTE LIMITATIONS

           Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by the Optionee with the Company or any Subsidiary, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Optionee (including groups or classes of participants or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee (a "Benefit Arrangement"), if the Optionee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option held by that Optionee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Optionee under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Optionee under this Plan to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute
                         ---
    Payment, the aggregate after-tax amounts received by the Optionee from the Company under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by Optionee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Optionee under any Other Agreement or any Benefit Arrangement would cause the Optionee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Optionee as described in clause (ii) of the preceding sentence, then the Optionee shall have the right, in the Optionee's sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Optionee under this Plan be deemed to be a Parachute Payment.

           14.     REQUIREMENTS OF LAW

           14.1    General.  The Company shall not be required to sell or issue
                   -------
    any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Optionee, the individual exercising the Option, or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to the Option upon any securities exchange or under any governmental regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically in connection with the 1933 Act, upon the exercise of any Option, unless a registration statement under such act is in effect with respect to the shares of Stock covered by Option, the Company shall not be required to sell or issue such shares unless the Committee has received evidence satisfactory to it that the holder of such Option, may acquire such shares pursuant to an exemption from registration under such act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the 1933 Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

           14.2    Rule 16b-3.  It is the intent of the Company that this Plan
                   ----------
    is to qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative, to the extent permitted by law and deemed advisable by the Committee, and shall not affect the validity of the Plan. In the event Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of the revised exemption or its replacement.

           15.     AMENDMENT AND TERMINATION OF THE PLAN

           The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any shares of Stock as to which Grants have not been made; provided, however, that the Board shall not, without approval of
               --------  -------
    the Company's shareholders, amend the Plan such that it does not comply with Rule 16b-3 under the Exchange Act (or any successor rule or other regulatory requirements) or the Code, or amend the Plan provisions relating to Grants to Outside Directors more often than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act, or the rules thereunder. The Company may retain the right in a Stock Option Agreement to cause a forfeiture of the gain realized by an Optionee on account of the Optionee taking actions in "competition with the Company," as defined in the applicable Stock Option Agreement. Furthermore, the Company may annul the grant of an Option if the Optionee was an employee of the Company or an affiliate and is terminated "for cause," as defined in the applicable Stock Option Agreement. Except as permitted under this Section 15 or Section 16 hereof, no amendment, suspension, or termination of the Plan shall, without the consent of the holder of the Option, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

           16.     EFFECT OF CHANGES IN CAPITALIZATION

           16.1    Changes in Stock.  If the number of outstanding shares of
                   ----------------
    Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date of the Plan, the number and kinds of shares for the acquisition of which Options may be granted under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Options are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of the Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share.

           16.2    Reorganization in Which the Company Is the Surviving Entity
                   -----------------------------------------------------------
    and in Which No Change of Control Occurs.  Subject to Section 16.3 hereof,
    ----------------------------------------
    if the Company shall be the surviving entity in any reorganization, merger, or consolidation of the Company with one or more other entities, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger, or consolidation.

           16.3    Reorganization, Sale of Assets or Stock Which Involves a
                   --------------------------------------------------------
    Change of Control..  Upon the dissolution or liquidation of the Company or
    ------------------
    upon a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, or upon a sale of substantially all of the assets of the Company to another entity, or upon any transaction (including, without limitation, a merger or reorganization in which the Company is the surviving entity) approved by the Board that results in any person or entity (or person or entities acting as a group or otherwise in concert) owning fifty percent or more of the combined voting power of all classes of securities of the Company, all Options outstanding hereunder shall become immediately exercisable during a period of fifteen days immediately prior to the scheduled consummation of the event. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any such event, the Plan and all outstanding but unexercised Options shall terminate, except to the extent provision is made in writing in connection with such transaction for the continuation of the Plan or the assumption of such Options theretofore granted, or for the substitution for such Options of new options covering the stock of a successor Company, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options theretofore granted shall continue in the manner and under the terms so provided. The Committee shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its shareholders.

           16.4    Adjustments.  Adjustments under this Section 16 related to
                   -----------
    shares of Stock or securities of the Company shall be made by the Committee, whose determination in that respect shall be final, binding, and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

           16.5    No Limitations on Company.  The Grant of Options pursuant to
                   -------------------------
    the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

           17.     DISCLAIMER OF RIGHTS

           No provision in the Plan or in any Grant awarded or Stock Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company or any Service Provider either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company or a Service Provider. No provision in the Plan
    or in any Grant awarded or Stock Option   Agreement entered into pursuant to
    the Plan shall be construed to confer upon any individual the right to remain in the service of the Company as a director (including as an Outside Director), or shall interfere with or restrict in any way the rights of the Company's shareholders to remove any director pursuant to the provisions of the California General Corporation Law, as from time to time amended. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Stock Option Agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Optionee (including a transfer to or from the Company or a Service Provider), so long as such Optionee continues to be a director, officer, consultant, employee, or independent contractor (as the case may be) of the Company or a Service Provider. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan. No Optionee shall have any of the rights of a shareholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

           18.     NONEXCLUSIVITY OF THE PLAN

           Neither the adoption of the Plan nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

           19.     WITHHOLDING TAXES

           19.1    Withholding.  The Company, a Subsidiary or a Service
                   -----------
    Provider, as the case may be, shall have the right to deduct from payments of any kind otherwise due to an Optionee any Federal, state, or local taxes of any kind required by law to be withheld with respect to any shares of Stock issued upon the exercise of an Option under the Plan. At the time of exercise, the Optionee shall pay to the Company, the Subsidiary or the Service Provider, as the case may be, any amount that the Company, the Subsidiary or the Service Provider may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company, the Subsidiary or the Service Provider, which may be withheld by the Company, the Subsidiary or the Service Provider, as the case may be, in its sole discretion, the Optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company, the Subsidiary or the Service Provider to withhold shares of Stock otherwise issuable pursuant to the exercise of an Option or (ii) by delivering to the Company, the Subsidiary or the Service Provider shares of Stock already owned by the Optionee. The shares of Stock so delivered or withheld shall have a Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company, the Subsidiary or the Service Provider as of the date that the amount of tax to be withheld is to be determined. An Optionee who has made an election pursuant to this Section 19.1 may only satisfy his or her withholding obligation with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

           19.2    Limitations for Reporting Person.  Notwithstanding the
                   --------------------------------
    foregoing, in the case of a Reporting Person, no election to use Stock for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements under Rule 16b-3(e) or any successor rule under the Exchange Act.

           20.     CAPTIONS

           The use of captions in this Plan or any Stock Option Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Stock Option Agreement.

           21.     OTHER PROVISIONS

           Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

           22.     NUMBER AND GENDER

           With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

           23.     SEVERABILITY

           If any provision of the Plan or any Stock Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

           24.     GOVERNING LAW

           The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of California.

                                     *    *    *

        [Attestations of the Secretary of the Company as to approval of the Plan by the Board of Directors and the Shareholders
                          appear on following page.]

    The Plan was duly adopted and approved by the Board of Directors of the Company as of the 28th day of June, 1994.


                                          /S/ SARAH HASS
                                          ------------------------------
                                          Sarah Hass
                                          Secretary of the Company


    The Plan was duly approved by the shareholders on the 21st day of September, 1994.


                                          /S/ SARAH HASS
                                          ------------------------------
                                          Sarah Hass
                                          Secretary of the Company